NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED JUNE 23, 2014

TO THE PROSPECTUS DATED DECEMBER 31, 2013

The following fund is added to the list of underlying funds in Appendix A under the heading “Equity Funds”:

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy

Nuveen Large Cap Core Fund

The investment objective of the fund is long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FAAP-0614P